                            UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA




IN RE:  FOCUS SURGERY, INC., DEBTOR.             CASE NO.  96-41107-N
                                                           ----------------

Employer's Tax Identification                         CHAPTER 11
No.:      77-0332937                             MONTHLY OPERATING REPORT
                                                 (GENERAL BUSINESS CASE)
---------------------------------------------


                             SUMMARY OF FINANCIAL STATUS

MONTH ENDED        Aug-97
              -----------------


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                                        END OF          END OF         AS OF
                                                                                        CURRENT          PRIOR        PETITION
2.  ASSET/LIABILITY SUMMARY                                                              MONTH           MONTH         FILING
                                                                                         -----           -----         ------
    Current Assets (Market Value)                                                        $500,439       $501,964       $502,204
                                                                                       ----------     ----------     ----------
    Total Assets (Market Value)                                                          $500,439       $501,964     $2,152,204
                                                                                       ----------     ----------     ----------
    Current Liabilities                                                                   $72,385        $68,863
                                                                                       ----------     ----------     ----------
    Total Liabilities                                                                    $422,385       $418,863       $831,829
                                                                                       ----------     ----------     ----------



                                                                                                                     PETITION
                                                                                         CURRENT        PRIOR         DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                  MONTH         MONTH        MONTH END
                                                                                          -----         -----        ---------
    a.  Total Receipts                                                                     $1,437         $2,754     $1,472,866
                                                                                       ----------     ----------     ----------
    b.  Total Disbursements                                                                $2,962         $8,028     $1,008,726
                                                                                       ----------     ----------     ----------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        ($1,525)       ($5,275)      $464,140
                                                                                       ----------     ----------     ----------
    d.  Cash Balance Beginning of Month                                                  $479,964       $485,238
                                                                                       ----------     ----------
    e.  Cash Balance End of Month (c + d)                                                $478,439       $479,964
                                                                                       ----------     ----------
                                                                                       ----------     ----------


4.  POST-PETITION LIABILITIES & RECEIVABLES                                         RECEIVABLES                   LIABILITIES
                                                                                    -----------                   -----------
    Balance at End of Previous Month                                                                                    $68,863
                                                                                       ----------                    ----------
    Balance at End of Current Month                                                                                     $72,385
                                                                                       ----------                    ----------
5.  PAST DUE POST-PETITION LIABILITIES
    Balance at End of Previous Month (over 30 days)                                                                     $25,148
                                                                                                                     ----------
    Balance at End of Current Month (over 30 days)                                                                      $23,760
                                                                                                                     ----------

                                                                                                           YES           NO
                                                                                                           ---           --

6.  Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)              X
                                                                                                      ----------     ----------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
    amount of payment and name of payee)                                                                                  X
                                                                                                      ----------     ----------
8.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach
    listing including date of payment, amount and reason for payment, and name of payee)                                  X
                                                                                                      ----------     ----------
9.  Have any payments been made to professionals?  (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                          X
                                                                                                      ----------     ----------
10. If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                                      ----------     ----------
11. Is the estate insured for replacement cost of assets and for general liability?                                        X
                                                                                                      ----------     ----------
12. Are U.S. Trustee quarterly fees current?                                                               X
                                                                                                      ----------     ----------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


    Date:     September 29, 1997                                                                   /S/ Rick Redett
              ---------------------                                                      ---------------------------------------
                                                                                                   Responsible Individual



                                                                BALANCE SHEET

                                                           (GENERAL BUSINESS CASE)

              FOR THE MONTH ENDED                     Aug-97
                                                 -----------------

                                                                ($_________)

    ASSETS


                                                                         FROM SCHEDULES                         MARKET VALUE
                                                                         --------------                         ------------
    CURRENT ASSETS
1        Cash and cash equivalents - unrestricted                                                                      $478,439
                                                                                                             ------------------
2        Cash and cash equivalents - restricted
                                                                                                             ------------------
3        Accounts receivable (net)                                              A                                       $19,000
                                                                                                             ------------------
4        Inventory                                                              B                                            $0
                                                                                                             ------------------
5        Prepaid expenses                                                                                                $3,000
                                                                                                             ------------------
6        Other:  Interest receivable
                -------------------------------------------                                                  ------------------
7
         --------------------------------------------------                                                  ------------------

8             TOTAL CURRENT ASSETS                                                                                     $500,439
                                                                                                             ------------------


    PROPERTY AND EQUIPMENT (MARKET VALUE)
9        Real property                                                          C                                            $0
                                                                                                             ------------------
10       Machinery and equipment                                                D                                            $0
                                                                                                             ------------------
11       Furniture and fixtures                                                D                                             $0
                                                                                                             ------------------
12       Office equipment                                                      D                                             $0
                                                                                                             ------------------
13       Leasehold improvements                                                D                                             $0
                                                                                                             ------------------
14       Vehicles                                                              D                                             $0
                                                                                                             ------------------
15       Other:                                                                D
                -------------------------------------------                                                  ------------------
16                                                                             D
         --------------------------------------------------                                                  ------------------
17                                                                             D
         --------------------------------------------------                                                  ------------------
18                                                                             D
         --------------------------------------------------                                                  ------------------
19                                                                             D
         --------------------------------------------------                                                  ------------------

20            TOTAL PROPERTY AND EQUIPMENT                                                                                   $0
                                                                                                             ------------------

    OTHER ASSETS
21       Patents, copyrights, and other intellectual property                                                                $0
         --------------------------------------------------                                                  ------------------
22       All technology sold to Takai Hospital in July 1996.
         --------------------------------------------------                                                  ------------------
23
         --------------------------------------------------                                                  ------------------
24
         --------------------------------------------------                                                  ------------------

25            TOTAL OTHER ASSETS                                                                                             $0
                                                                                                             ------------------

26            TOTAL ASSETS                                                                                             $500,439
                                                                                                             ------------------
                                                                                                             ------------------



     NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                              ---------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------------


                                                           LIABILITIES AND EQUITY
                                                           (GENERAL BUSINESS CASE)

                                                                ($ _________ )



    LIABILITIES                                                          FROM SCHEDULES
       POST-PETITION                                                    --------------

         CURRENT LIABILITIES

27          Salaries and wages
                                                                                                             ------------------
28          Payroll taxes
                                                                                                             ------------------
29          Real and personal property taxes
                                                                                                             ------------------
30          Income taxes
                                                                                                             ------------------
31          Notes payable (short term)
                                                                                                             ------------------
32          Accounts payable (trade)                                            A                                       $24,603
                                                                                                             ------------------
33          Real property lease arrearage
                                                                                                             ------------------
34          Personal property lease arrearage
                                                                                                             ------------------
35          Accrued professional fees                                                                                   $46,181
                                                                                                             ------------------
36          Current portion of long-term debt (due within 12 months)
                                                                                                             ------------------
37          Other:           Other accruals                                                                              $1,600
                             ----------------------------------------                                        ------------------
38
            ---------------------------------------------------------                                        ------------------
39
            ---------------------------------------------------------                                        ------------------

40          TOTAL CURRENT LIABILITIES                                                                                   $72,385
                                                                                                             ------------------

41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                             ------------------

42          TOTAL POST-PETITION LIABILITIES                                                                             $72,385
                                                                                                             ------------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43          Secured claims                                                      E
                                                                                                             ------------------
44          Priority unsecured claims                                           E                                            $0
                                                                                                             ------------------
45          General unsecured claims                                            E                                      $350,000
                                                                                                             ------------------

46          TOTAL PRE-PETITION LIABILITIES                                                                             $350,000
                                                                                                             ------------------

47          TOTAL LIABILITIES                                                                                          $422,385
                                                                                                             ------------------

     EQUITY (DEFICIT)

48
            ---------------------------------------------------------                                        ------------------
49
            ---------------------------------------------------------                                        ------------------
50
            ---------------------------------------------------------                                        ------------------
51
            ---------------------------------------------------------                                        ------------------
52        Market value adjustment
                                                                                                             ------------------
53          TOTAL EQUITY (DEFICIT)                                                                                      $78,053
                                                                                                             ------------------


54          TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                     $500,438
                                                                                                             ------------------
                                                                                                             ------------------



                                                                  SCHEDULES
                                                           (GENERAL BUSINESS CASE)
                                                                 ($_______)


                                                                 SCHEDULE A
                                                      ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                                ACCOUNTS      ACCOUNTS PAYABLE      PAST DUE
Receivables and Payables Ageings                                               RECEIVABLE      [POST PETITION] POST PETITION DEBT
                                                                               ----------       -------------- ------------------
    0 -30 Days                                                                         $0                $843     -
                                                                               ----------          ----------      |
    31-60 Days                                                                         $0                  $0      |
                                                                               ----------          ----------      |
    61-90 Days                                                                         $0                          |    $23,760
                                                                               ----------          ----------      |-----------
    91+ Days                                                                      $19,000             $23,760     _|
                                                                               ----------          ----------
    Total accounts receivable/payable                                             $19,000            $24,603
                                                                               ----------          ----------
    Allowance for doubtful accounts
                                                                               ----------
    Accounts receivable (net)                                                     $19,000
                                                                               ----------


                                                                 SCHEDULE B
                                                        INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                   COST OF GOODS SOLD
----------------------------------                                   ------------------

                                                   INVENTORY(IES)    Inventory Beginning of Month
                                                     BALANCE AT                                                   -------------
                                                    END OF MONTH     Add -
                                                    ------------
Retail/Restaurants -                                                      Net purchases
                                                                                                                  -------------
    Product for resale                                                    Direct labor
                                                   -------------                                                  -------------
                                                                          Manufacturing overhead
                                                                                                                  -------------
Distribution -                                                            Freight in
                                                                                                                  -------------
    Product for resale                                                    Other:
                                                   -------------

                                                                          --------------                          -------------
Manufacturer
                                                                          --------------                          -------------
    Raw materials                                             $0
                                                   -------------
    Work-in-progress                                          $0     Less -
                                                   -------------
    Finished goods                                            $0          Inventory End of Month
                                                   -------------                                                  -------------
                                                                          Shrinkage
                                                                                                                  -------------
    Other -                                                               Personal Use
                                                   -------------                                                  -------------
        Explain
                -----------------------------
        -------------------------------------                        Cost of Goods Sold                                     $0
                                                                                                                  -------------
                                                                                                                  -------------
             TOTAL                                            $0
                                                   -------------
                                                   -------------

    METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
    ---------------------------                                      ---------------------------
    Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory valuation used.
                           Yes  X          No
                               ---            ---
    How often do you take a complete physical inventory?             Valuation methods -
                                                                          FIFO cost                X
                                                                                             ------------
       Weekly                                                             LIFO cost
                                --                                                           ------------
       Monthly                                                            Lower of cost or
                                --
       Quarterly                                                            market                  X
                                --                                                           ------------
       Semi-annually                                                      Retail method
                                --                                                           ------------
       Annually                  X
                                --                                        Other -
                                                                                             ------------
       Date of last physical inventory was            12/31/94            Explain
                                                   -------------
                                                                          --------------------------------------------

                                                                          --------------------------------------------
       Date of next physical inventory is          not scheduled
                                                   -------------



                                                                 SCHEDULE C
                                                                REAL PROPERTY

DESCRIPTION                                                                                            COST        MARKET VALUE
-----------                                                                                            ----        ------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------
   Total                                                                                                      $0             $0
                                                                                                 ---------------  -------------
                                                                                                 ---------------  -------------
                                                                 SCHEDULE D
                                                          OTHER DEPRECIABLE ASSETS



DESCRIPTION                                                                                            COST        MARKET VALUE
-----------                                                                                            ----        ------------
MACHINERY & EQUIPMENT -

See listing attached to original petition filing - All equipment sold to                                      $0            $0
---------------------------------------------------------------------------                      ---------------  -------------
Takai Hospital in July 1996.
---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------
   TOTAL                                                                                                      $0            $0
                                                                                                 ---------------  -------------
                                                                                                 ---------------  -------------

FURNITURE & FIXTURES -                                                                                                       $0

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------
   Total                                                                                                      $0             $0
                                                                                                 ---------------  -------------
                                                                                                 ---------------  -------------

OFFICE EQUIPMENT -

See listing attached to original petition filing - All equipment sold to
---------------------------------------------------------------------------                      ---------------  -------------
Takai Hospital in July 1996.
---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------
   TOTAL                                                                                                      $0            $0
                                                                                                 ---------------  -------------
                                                                                                 ---------------  -------------
LEASEHOLD IMPROVEMENTS -


None - the Company does not currently lease facilities                                                                       $0
---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------
   TOTAL                                                                                                      $0            $0
                                                                                                 ---------------  -------------
                                                                                                 ---------------  -------------


VEHICLES -

None
---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------

---------------------------------------------------------------------------                      ---------------  -------------
   TOTAL                                                                                                      $0            $0
                                                                                                 ---------------  -------------
                                                                                                 ---------------  -------------


                                                                 SCHEDULE E
                                                          PRE-PETITION LIABILITIES


                                                                                                     CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                           AMOUNT        AMOUNT (b)
                                                                                                      ------        -----------
  Secured claims (a)                                                                                   $115,778
                                                                                                 ---------------  -------------
  Priority claims other than taxes                                                                           $0
                                                                                                 ---------------  -------------
  Priority tax claims                                                                                        $0
                                                                                                 ---------------  -------------
  General unsecured claims                                                                              $586,534      $350,000
                                                                                                 ---------------  -------------


  (a)  List total amount of claims even if under secured.

  (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.




                              STATEMENT OF OPERATIONS
                              (GENERAL BUSINESS CASE)


                            FOR THE MONTH ENDED AUG-97


                                      $
                                   ---------------


        CURRENT MONTH                                                                                  CUMULATIVE     NEXT MONTH
------------------------------                                                                       (CASE TO DATE)    FORECAST
 ACTUAL   FORECAST   VARIANCE                                                                        --------------    ---------
 ------   --------   --------
                                     REVENUES

       $0                   $0     1  Gross Sales
---------  --------- ---------                                                                         ---------      ---------
       $0                   $0     2  less: Sales Returns & Allowances
---------  --------- ---------                                                                         ---------      ---------
       $0         $0        $0     3  Net Sales                                                                              $0
---------  --------- ---------                                                                         ---------      ---------
       $0                   $0     4  less: Cost of Goods Sold    (Schedule "B")
---------  --------- ---------                                                                         ---------      ---------
       $0         $0        $0     5  Gross Profit                                                                           $0
---------  --------- ---------                                                                         ---------      ---------
                            $0     6  Interest
---------  --------- ---------                                                                         ---------      ---------
                                   7  Other Income:
                            $0     8  Other income                                                          $565
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0     9
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
       $0         $0        $0    10      TOTAL REVENUES                                                    $565             $0
---------  --------- ---------                                                                         ---------      ---------

                                     EXPENSES
                            $0    11  Compensation to Owner(s)/Officer(s)
---------  --------- ---------                                                                         ---------      ---------
                            $0    12  Salaries/Commissions
---------  --------- ---------                                                                         ---------      ---------
                            $0    13  Management Fees
---------  --------- ---------                                                                         ---------      ---------
                  $0        $0    14  Depreciation                                                      $368,860             $0
---------  --------- ---------                                                                         ---------      ---------
                            $0    15  Taxes:
---------  --------- ---------                                                                         ---------      ---------
                            $0    16      Employer Payroll Taxes
---------  --------- ---------                                                                         ---------      ---------
                            $0    17      Real Property Taxes
---------  --------- ---------                                                                         ---------      ---------
                            $0    18      Other Taxes
---------  --------- ---------                                                                         ---------      ---------
                            $0    19  Other Selling
---------  --------- ---------                                                                         ---------      ---------
   $2,374       $720   ($1,654)   20  Other Administrative                                               $36,535           $800
---------  --------- ---------                                                                         ---------      ---------
                            $0    21  Interest
---------  --------- ---------                                                                         ---------      ---------
                                  22  Other Expenses:
---------  --------- ---------                                                                         ---------      ---------
                            $0    23  Writedown of receivables and other                                $252,406
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    24
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    25
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    26
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    27
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    28
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    29
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    30
---------  --------- ---------        -----------------------------------------------------            ---------      ---------


   $2,374       $720   ($1,654)   31     TOTAL EXPENSES                                                 $657,801           $800
---------  --------- ---------                                                                         ---------      ---------

  ($2,374)     ($720)  ($1,654)   32 SUBTOTAL                                                          ($657,236)         ($800)
---------  --------- ---------                                                                         ---------      ---------


                                     REORGANIZATION ITEMS
   $4,110     $3,700     ($410)   33  Professional Fees                                                 $231,254         $3,700
---------  --------- ---------                                                                         ---------      ---------
                            $0    34  Provisions for Rejected Executory Contracts
---------  --------- ---------        Interest Earned on Accumulated Cash                              ---------      ---------

  ($1,437)   ($1,500)     ($63)   35  Resulting from Chp 11 Case                                         (20,146)       ($1,500)
---------  --------- ---------                                                                         ---------      ---------
                            $0    36  Loss from Sale of Equipment, Inventory and Patents                $450,000
---------  --------- ---------                                                                         ---------      ---------
                $500      $500    37  Miscellaneous                                                      $16,202           $500
---------  --------- ---------        -----------------------------------------------------            ---------      ---------
                            $0    38  Settlements                                                       $662,500
---------  --------- ---------        -----------------------------------------------------            ---------      ---------


   $2,673     $2,700       $27    39     TOTAL REORGANIZATION ITEMS                                   $1,339,810         $2,700
---------  --------- ---------                                                                         ---------      ---------

  ($5,047)   ($3,420)  ($1,627)   40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                  ($1,997,046)       ($3,500)
---------  --------- ---------                                                                         ---------      ---------
                            $0    41  Federal & State Income Taxes
---------  --------- ---------                                                                         ---------      ---------

  ($5,047)   ($3,420)  ($1,627)   42 NET PROFIT (LOSS)                                               ($1,997,046)       ($3,500)
---------  --------- ---------                                                                         ---------      ---------
                                                                                                       ---------      ---------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------



                      SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED           Aug-97





CASH BALANCE BEGINNING OF MONTH                                                                                        $479,964
                                                                                                                      ---------
                                                                                                                      ---------
CASH RECEIPTS  (1)                                                                                                       $1,437
                                                                                                                      ---------
CASH DISBURSEMENTS  (1)                                                                                                  $2,962
                                                                                                                      ---------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                      ($1,525)
                                                                                                                      ---------
CASH BALANCE END OF MONTH                                                                                              $478,439
                                                                                                                      ---------
                                                                                                                      ---------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
                                                                                   ACCOUNT 1         ACCOUNT 2       ACCOUNT 3
                                                                                   ----------        ----------      ---------
BANK                                                                          Silicon Valley Bank  Merrill Lynch   Trust acct -
                                                                             --------------------  -------------  -------------
ACCOUNT TYPE                                                                        Checking          Checking    Murray & Murray
                                                                             --------------------  -------------  -------------
ACCOUNT NO.                                                                        3300023699         233-07K66
                                                                             --------------------  -------------  -------------
ACCOUNT PURPOSE                                                           General operating acct.    Investment
                                                                             --------------------  -------------  -------------
BALANCE, END OF MONTH                                                                      $2,465            $71       $355,392
                                                                             --------------------  -------------  -------------

                                                                                   ACCOUNT 4         ACCOUNT 5       ACCOUNT 6
                                                                                   ----------        ----------      ---------

BANK                                                                          Silicon Valley Bank
                                                                             --------------------  -------------  -------------
ACCOUNT TYPE                                                                       Checking
                                                                             --------------------  -------------  -------------
ACCOUNT NO.                                                                       3300023699
                                                                             --------------------  -------------  -------------
ACCOUNT PURPOSE                                                                   Money market
                                                                             --------------------  -------------  -------------
BALANCE, END OF MONTH                                                                    $120,511
                                                                             --------------------  -------------  -------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                                     $478,439
                                                                             --------------------
                                                                             --------------------


(1)  Excluding bank transfers between your accounts.